SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 10, 2006
LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.
     On October 10, 2006, we issued a press release announcing our third-quarter 2006 financial results.
     A copy of the press release is attached hereto as exhibit 99.1.
ITEM 7.01   Regulation FD Disclosure.
     On October 10, 2006, we delivered a presentation to participants in our investor call entitled “Levi Strauss & Co. Third Quarter 2006.”
     A copy of the presentation is attached hereto as exhibit 99.2.
ITEM 9.01.   Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press release, dated October 10, 2006, announcing Levi Strauss & Co.’s third-quarter 2006 financial results.

99.2	Presentation, dated October 10, 2006, entitled “Levi Strauss & Co. Third Quarter 2006.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: October 10, 2006	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 10, 2006, announcing Levi Strauss & Co.’s third-quarter 2006 financial results

99.2	Presentation, dated October 10, 2006, entitled “Levi Strauss & Co. Third Quarter 2006”